UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2019

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On September 20, 2019, General Cannabis Corp, a Colorado corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company issued and sold to the Investors (a) an aggregate of $400,000 principal amount of senior unsecured promissory notes (the “Notes”) and (b) warrants (the “Warrants”) to purchase an aggregate of 400,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”).

The Notes will bear interest at an annual rate of 12% and will mature on October 31, 2020 (the “Maturity Date”).  The Warrants are exercisable at an exercise price of $1.30 per Warrant, subject to adjustment as provided in the Warrants, at any time prior to (a) the earlier of the Maturity Date and an Acquisition (as defined in the Warrants) or (b) if the Note is prepaid at any time pursuant to the terms thereof, October 31, 2022.

As disclosed on the Company’s Current Report on Form 8-K filed September 17, 2019, on September 17, 2019, the Company previously issued an aggregate of $1,106,000 principal amount of Notes and Warrants to purchase up to an aggregate of 1,106,000 shares of Common Stock to certain investors.  Pursuant to the Securities Purchase Agreement, the Company may issue additional Notes up to an aggregate of $5,000,000 principal amount of Notes at any time outstanding and additional Warrants to purchase up to an aggregate of 5,000,000 shares of Common Stock to additional accredited investors on the terms and conditions set forth in the Securities Purchase Agreement.

Pursuant to the Securities Purchase Agreement, the Company agreed to file with the Securities and Exchange Commission a registration statement on Form S-3 (or such other form, including a post-effective amendment, as is then available to the Company) as soon as reasonably practicable providing for the resale of the Common Stock issuable upon exercise of the Warrants and to use commercially reasonable efforts to cause such registration statement to be declared effective.

The foregoing description of the Securities Purchase Agreement, the Notes and the Warrants do not purport to be complete and are qualified in their entirety by reference to the forms of Securities Purchase Agreement, Note and Warrant filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Notes is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Warrants is incorporated herein by reference. The Warrants, and any shares of Common Stock issued upon exercise of the Warrants, if applicable, will be issued to the Investors in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
4.1	Form of Promissory Note issued by General Cannabis to certain investors (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed September 17, 2019)
4.2	Form of Warrant issued by General Cannabis Corp to certain investors (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed September 17, 2019)
10.1	Form of Securities Purchase Agreement between General Cannabis Corp and certain investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 26, 2019

GENERAL CANNABIS CORP

By:	/s/ Michael Feinsod
Name:	Michael Feinsod
Title:	Chief Executive Officer